PRODUCT INFORMATION NOTICE DATED AUGUST 12, 2021
to the following variable annuity contracts

Issued by Union Security Insurance Company Variable Account D:
Wells Fargo Passage

This product information notice updates certain information for insurance products issued by
Union Security Insurance Company

Effective on or about October 11, 2021, the following funds available under your contract will be renamed as shown in the table below:

Current Name:	New Name (effective October 11, 2021):
Wells Fargo VT Discovery Fund	Allspring VT Discovery Fund

This Product Information Notice Should Be Retained for Future Reference

HV-7866